Exhibit 10.1

TEXAS ASSOCIATION OF REALTORS®

COMMERCIAL LEASE AMENDMENT

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.

©Texas Association of REALTORS®, Inc. 2010

AMENDMENT TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING
THE LEASED PREMISES AT			300 Boone Rd, Burleson, TX 76028

Effective on	May 1, 2019		, Landlord and Tenant amend the above-referenced lease as follows:

A. Leased Premises: The suite or unit number identified in Paragraph 2A(1) is:

(1) changed to		1,2,3,4,5,6			.

(2) contains approximately				15000		square feet.

B. Term:

(1) The length of the term stated in Paragraph 3A is changed to months and days.

(2) The Commencement Date stated in Paragraph 3A is changed to .

(3) The Expiration Date stated in Paragraph 3A is changed to					April 30, 2022			.

C. Rent: The amount of the base monthly rent specified in Paragraph 4A is changed to:

	$11,250.00	from	05/01/2019	to	04/30/2021	;
	$11,650.00	from	05/01/2021	to	04/30/2022	;
$		from		to		;
$		from		to		;
$		from		to		.

D. Security Deposit: The amount of the security deposit in Paragraph 5 is changed to $ ______________.

E. Maintenance and Repairs: The following item(s) specified in the identified subparagraph of Paragraph 15C will be maintained by the party designated below:

Para. No.				Description		Responsible Party

						N/A	Landlord	Tenant
						N/A	Landlord	Tenant
						N/A	Landlord	Tenant
						N/A	Landlord	Tenant

F. Parking:

(1) Common Parking: The number of vehicles identified in Paragraph A(1) of the Commercial Lease Parking Addendum is changed to vehicles.

(2) Restricted Common Parking for Tenants: The number of vehicles identified in Paragraph A(2) of the Commercial Lease Parking Addendum is changed to vehicles.

(TAR-2114) 1-26-10	Initialed for Identification by Landlord: , , and Tenant: , ,	Page 1 of 2

Orr, 504 Timber Ct. Burleson, TX 76028	Phone: 817.295.2238 Fax: 817.265.0441 Axogen
Michael Langford	Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com

Amendment to Commercial Lease concerning	300 Boone Rd, Burleson, TX 76028

(3) Assigned Parking: Tenant's assigned parking areas identified in Paragraph A(3) of the Commercial Lease Parking Addendum is changed to

.

(4) Parking Rental: The amount of rent identified in Paragraph B of the Commercial Lease Parking Addendum is changed to $ .

G. Other: Paragraph(s) are changed to read (cite specific paragraphs and copy the applicable paragraphs verbatim, making any necessary changes):

Landlord:	Ja-Cole L.P.				Tenant:	AxoGen Corporation
DocuSigned by:
By:	/s/ Robert Orr				By:
DF0AEFB4DEAD4B1

	By (signature):					By (signature):
	Printed Name:	Rob Orr				Printed Name:
	Title:	President	Date:	3/12/2019		Title:	Date:

By:					By:

	By (signature):					By (signature):
	Printed Name:					Printed Name:
	Title:		Date:			Title:	Date:

(TAR-2114) 1-26-10		Page 2 of 2

	Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com	Axogen